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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported) July 25, 2003
                                                          -------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                        1-13936               52-1940834
     --------                        -------               -----------
(State or other Jurisdiction of      (Commission           (IRS Employer
Incorporation or Organization)       File Number)          Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1 Press Release dated July 25, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On July 25, 2003, BostonFed Bancorp, Inc., the holding company for Boston Federal Savings Bank and Broadway National Bank, announced that its "June 30, 2003 Investor Presentation" is available on its website and that Messrs. Holland and Simas will be speaking at the 4th Annual KBW Conference at 9:10 a.m. on July 30, 2003, being held in New York City. The conference will be webcast at http://www.kbw.com. The press release announcing the website availability of the
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"June 30, 2003 Investor Presentation" and the speaking engagement of Messrs.
Holland and Simas is filed as Exhibit 99.1 and incorporated herein by reference.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        BOSTONFED BANCORP, INC.




Dated: July 28, 2003    By: /s/ John A. Simas
                            ----------------------------------------------------
                        Name:  John A. Simas
                        Title: Executive Vice President, Chief Financial Officer
                               and Secretary





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                                  EXHIBIT INDEX


Exhibit 99.1      Press Release Dated July 25, 2003.